Free Writing Prospectus
Filed Pursuant to Rule 433
Registration Statement No. 333-199966
Dated April 2, 2015

J P M O R G A N E F F I C I E N T E P L U S D S 5 I N D E X
( N E T E R ) H I S T O R I C A L
and H Y P O T H E T I C A L B A C K - T E S T E D H I S T O
R I C A L W E I G H T I N G S

April 1, 2015

[GRAPHIC OMITTED]

JPMorgan Efficiente Plus DS 5 Index (Net ER) Historical and
Hypothetical Back-Tested Historical Weightings

J.P. Morgan Efficiente Plus DS 5 Index (Net ER) (the
"Index") Weightings -- Jan 2013 to Present

2015      VOO  VB   VEA
--------- ---- ---- ----
April      10%  10%   0%
March      20%  10%   0%
--------- ---- ---- ----
February   20%  10%   0%
January    20%  10%   0%
--------- ---- ---- ----
2014      VOO  VB   VEA
December   20%  10%   0%
--------- ---- ---- ----
November   20%   0%   0%
October    20%   0%   0%
--------- ---- ---- ----
September  10%   0%   0%
August     20%   0%   0%
--------- ---- ---- ----
July       10%   0%   0%
June       20%   0%   0%
--------- ---- ---- ----
May        20%   0%   0%
April      20%   5%   0%
--------- ---- ---- ----
March      10%  10%   0%
February   10%  10%   0%
--------- ---- ---- ----
January    20%   0%  10%
--------- ---- ---- ----
2013      VOO  VB   VEA
December   15%  10%   0%
--------- ---- ---- ----
November   20%  10%   0%
October    15%  10%   0%
--------- ---- ---- ----
September  20%  10%   0%
August     20%  10%   0%
--------- ---- ---- ----
July       20%  10%   0%
June       20%  10%   0%
--------- ---- ---- ----
May         0%   0%  20%
April       0%  10%   5%
--------- ---- ---- ----
March       0%   0%  15%
February    0%   0%  20%
--------- ---- ---- ----
January     0%   0%  20%

SCZ  VWO   TLT  IEF
---- ----- ---- ----
  0%    0%  20%  15%
  0%    0%  20%  20%
---- ----- ---- ----
  0%    0%  20%  20%
  0%    0%  20%  20%
---- ----- ---- ----
SCZ  VWO   TLT  IEF
  0%    0%  20%  20%
---- ----- ---- ----
  0%    5%  20%  20%
  0%   15%  20%  10%
---- ----- ---- ----
  0%   20%  20%   0%
  0%   20%  20%   0%
---- ----- ---- ----
  0%    5%  20%   0%
  5%    0%  20%   0%
---- ----- ---- ----
  5%    0%  20%   0%
  5%    0%  10%   0%
---- ----- ---- ----
 10%    0%  10%   0%
 10%    0%   0%   0%
---- ----- ---- ----
 10%    0%   0%   0%
---- ----- ---- ----
SCZ  VWO   TLT  IEF
 10%    0%   0%   0%
---- ----- ---- ----
  5%    0%   0%   0%
 10%    0%   0%   0%
---- ----- ---- ----
  0%    0%   0%   0%
  0%    0%   0%   0%
---- ----- ---- ----
  0%    0%   0%   0%
  0%    0%   5%   0%
---- ----- ---- ----
 10%    0%  20%   5%
 10%    0%   5%   5%
---- ----- ---- ----
 10%    0%   0%   0%
 10%    0%   5%   5%
---- ----- ---- ----
 10%    0%   5%   0%

TIP  LQD  VCSH  JNK
---- ---- ----- ----
  0%   0%    0%   0%
  0%   5%    5%   0%
---- ---- ----- ----
  0%  10%    0%   0%
  0%  10%    0%   0%
---- ---- ----- ----
TIP  LQD  VCSH  JNK
  0%   5%    0%   0%
---- ---- ----- ----
  0%   0%    0%   0%
  0%   0%    0%   0%
---- ---- ----- ----
  0%  10%    0%   0%
  0%   0%    0%   0%
---- ---- ----- ----
 10%   0%    0%   5%
  0%  10%    0%   0%
---- ---- ----- ----
  0%   0%    0%  15%
  0%  20%    0%  20%
---- ---- ----- ----
  0%  20%    0%  20%
  0%  20%    5%  20%
---- ---- ----- ----
  0%   0%   10%  15%
---- ---- ----- ----
TIP  LQD  VCSH  JNK
  0%   0%    5%   5%
---- ---- ----- ----
  0%   0%    5%   0%
  0%   0%    0%   0%
---- ---- ----- ----
  0%   0%    0%   0%
  0%   0%    0%   0%
---- ---- ----- ----
  0%   0%    0%   0%
  0%   0%   10%   5%
---- ---- ----- ----
  0%   0%    0%  10%
  0%   5%    0%  20%
---- ---- ----- ----
  0%  20%    5%  20%
  0%   0%    0%  20%
---- ---- ----- ----
  0%  20%    0%  20%

HYS  BKLN  PFF  EMB
---- ----- ---- ----
  0%    0%  10%   0%
  0%    0%  10%   0%
---- ----- ---- ----
  0%    0%  10%   0%
  0%    0%  10%   0%
---- ----- ---- ----
HYS  BKLN  PFF  EMB
  0%    0%  10%   0%
---- ----- ---- ----
  0%    0%  10%   5%
  0%    0%  10%  10%
---- ----- ---- ----
  0%    0%  10%  10%
  0%    0%  10%  10%
---- ----- ---- ----
  0%    0%  10%  10%
  0%    0%  10%  10%
---- ----- ---- ----
  0%    0%  10%   0%
  5%    0%  10%   0%
---- ----- ---- ----
 10%    0%  10%   0%
 10%   10%   5%   0%
---- ----- ---- ----
 10%   10%   0%   0%
---- ----- ---- ----
HYS  BKLN  PFF  EMB
 10%   10%   0%   0%
---- ----- ---- ----
  5%    0%   0%   0%
 10%    5%   0%   0%
---- ----- ---- ----
  0%   10%   0%   0%
  0%   10%   0%   0%
---- ----- ---- ----
  0%   10%   0%   0%
 10%   10%  10%   0%
---- ----- ---- ----
 10%    0%   5%   0%
 10%    0%  10%   0%
---- ----- ---- ----
 10%    0%  10%   0%
 10%   10%  10%   0%
---- ----- ---- ----
 10%    5%   0%  10%

VNQ  GDX  MLPI
---- ---- -----
 10%   0%    0%
 10%   0%    0%
---- ---- -----
 10%   0%    0%
 10%   0%    0%
---- ---- -----
VNQ  GDX  MLPI
 10%   0%    5%
---- ---- -----
 10%   0%   10%
  5%   0%   10%
---- ---- -----
 10%   0%   10%
 10%   0%   10%
---- ---- -----
 10%  10%   10%
 10%   5%   10%
---- ---- -----
 10%   0%   10%
  5%   0%    0%
---- ---- -----
  0%   0%    0%
  0%   0%    0%
---- ---- -----
  0%   0%    0%
---- ---- -----
VNQ  GDX  MLPI
  0%   0%    0%
---- ---- -----
  0%   0%    5%
  0%   0%    0%
---- ---- -----
  0%   0%   10%
  0%   0%   10%
---- ---- -----
  0%   0%   10%
  5%   0%   10%
---- ---- -----
 10%   0%   10%
 10%   0%   10%
---- ---- -----
  0%   0%   10%
  0%   0%   10%
---- ---- -----
  0%   0%    0%

DBC  IAU  Cash
---- ---- -----
  0%   0%   25%
  0%   0%    0%
---- ---- -----
  0%   0%    0%
  0%   0%    0%
---- ---- -----
DBC  IAU  Cash
  0%   0%    0%
---- ---- -----
  0%   0%    0%
  0%   0%    0%
---- ---- -----
  0%   0%    0%
  0%   0%    0%
---- ---- -----
  0%   0%    0%
  0%   0%    0%
---- ---- -----
 10%   0%    0%
  0%   0%    0%
---- ---- -----
  0%   0%    0%
  0%   0%    0%
---- ---- -----
  0%   0%   15%
---- ---- -----
DBC  IAU  Cash
  0%   0%   35%
---- ---- -----
  0%   0%   50%
  0%   0%   50%
---- ---- -----
  0%   0%   50%
  0%   0%   50%
---- ---- -----
  0%   0%   50%
  0%   0%    5%
---- ---- -----
  0%   0%    0%
  0%   0%    0%
---- ---- -----
  0%   0%    0%
  0%   0%    0%
---- ---- -----
  0%   0%    0%

H I S T O R I C A L
E R ) W E I G H T I N G S
( N E T
I N D E X
5 H I S T O R I C A L
D S
P L U S B A C K - T E S T E D
E F F I C I E N T E
J P M O R G A N H Y P O T H E T I C A L
and

Please see the Glossary on the last page for definitions
related to the exchange traded constituent tickers. Please
see key risks on the last page for additional information.
Source: J.P. Morgan. The levels of the Index reflect the
performance of the index components above a cash index and
incorporate a fee of 0.85% per annum.

Hypothetical and Historical weightings: Represents the
monthly allocations to each exchange traded constituent in
the Index based on the hypothetical allocations of the
exchange traded constituents from January 1, 2013 to
December 31, 2014 and actual historical allocations of the
exchange traded constituents to the Index from January 1,
2015 through April 30, 2015. Past allocations to exchange
traded constituents are not indicative of actual weights
that would be assigned to the exchange traded constituent
during the term of your investment.

[GRAPHIC OMITTED]

JPMorgan Efficiente Plus DS 5 Index (Net ER) Hypothetical
Back-Tested Historical Weightings

J.P. Morgan Efficiente Plus DS 5 Index (Net ER) (the
"Index") Weightings -- Jan 2010 to December 2013

2012      VOO  VB   VEA
--------- ---- ---- ----
December    0%   0%  10%
November    0%   0%   0%
--------- ---- ---- ----
October     0%   0%   0%
September   0%   0%   0%
--------- ---- ---- ----
August     10%   0%   0%
July        0%   0%   0%
--------- ---- ---- ----
June       20%   0%   0%
May        20%   0%   0%
--------- ---- ---- ----
April      15%   0%   0%
March      20%   5%   0%
--------- ---- ---- ----
February   15%   0%   0%
January    10%   0%   0%
--------- ---- ---- ----
2011      VOO  VB   VEA
December    5%   0%   0%
--------- ---- ---- ----
November   15%   0%   0%
October     5%   0%   0%
--------- ---- ---- ----
September  10%   0%   0%
August      0%   0%   0%
--------- ---- ---- ----
July        0%  10%   0%
June       10%   5%   0%
--------- ---- ---- ----
May         5%  10%   0%
April      10%  10%   0%
--------- ---- ---- ----
March      10%  10%   0%
February    0%  10%   0%
--------- ---- ---- ----
January     0%  10%   0%
--------- ---- ---- ----
2010      VOO  VB   VEA
December    0%   0%   0%
--------- ---- ---- ----
November    0%   0%   0%
October     0%   0%   0%
--------- ---- ---- ----
September   0%   0%   0%
August      0%   0%   0%
--------- ---- ---- ----
July        0%   0%   0%
June        0%  10%   0%
--------- ---- ---- ----
May         0%   5%   0%
April       0%   0%   0%
--------- ---- ---- ----
March       0%   0%   0%
February    0%   0%   0%
--------- ---- ---- ----
January     5%   0%   0%

SCZ  VWO   TLT  IEF
---- ----- ---- ----
  0%    0%   0%   0%
  0%    0%  10%   0%
---- ----- ---- ----
  0%    0%  20%   5%
  0%    0%  20%   0%
---- ----- ---- ----
  0%    0%  20%  10%
  0%    0%  20%   0%
---- ----- ---- ----
  0%    0%  20%   0%
  0%    0%  15%  15%
---- ----- ---- ----
  0%    0%  15%   0%
  0%    0%  20%   5%
---- ----- ---- ----
  0%    0%  20%  10%
  0%    0%  20%  15%
---- ----- ---- ----
SCZ  VWO   TLT  IEF
  0%    0%  20%   5%
---- ----- ---- ----
  0%    0%  15%  20%
  0%    0%  20%  20%
---- ----- ---- ----
  0%    0%  15%  20%
  0%    0%  20%  20%
---- ----- ---- ----
  0%    0%  20%  20%
  0%    0%  10%   0%
---- ----- ---- ----
  0%    0%   0%   0%
  0%    0%   0%   0%
---- ----- ---- ----
  0%    0%   0%   0%
  0%    0%   0%   0%
---- ----- ---- ----
  0%    0%   0%   5%
---- ----- ---- ----
SCZ  VWO   TLT  IEF
 10%    5%   0%  20%
---- ----- ---- ----
  0%    5%   0%  20%
  0%    0%  20%  20%
---- ----- ---- ----
  0%    0%  20%  20%
  0%    0%  20%  20%
---- ----- ---- ----
  0%    0%  20%  20%
  0%    0%  20%  20%
---- ----- ---- ----
  0%    0%   0%   5%
  0%    0%   0%   0%
---- ----- ---- ----
  0%    0%   0%  15%
  0%    0%   0%   0%
---- ----- ---- ----
  0%    0%   0%   0%

TIP  LQD VCSH JNK
---- ------------
  0%  20%  0% 20%
  0%  20% 10%  5%
---- ---- --- ---
  0%  20%  0% 20%
  0%  20%  0% 20%
---- ---- --- ---
  0%  20%  0%  0%
  0%  20%  0% 20%
---- ---- --- ---
  0%  20%  0% 10%
  0%   0%  0%  0%
---- ---- --- ---
  5%   5%  0%  5%
 10%   5%  0%  0%
---- ---- --- ---
  0%   0%  0%  5%
  0%   0%  0%  0%
---- ---- --- ---
TIP  LQD VCSH JNK
  0%   0%  0%  0%
---- ---- --- ---
  5%   0% 10%  0%
  0%   0%  0% 10%
---- ---- --- ---
 10%   0%  5%  0%
 10%   0%  0% 10%
---- ---- --- ---
 10%   0%  0%  0%
  0%   5%  0% 20%
---- ---- --- ---
  5%   0%  5%  0%
  5%   0%  0%  0%
---- ---- --- ---
  5%   0% 10% 10%
  5%   5% 10% 20%
---- ---- --- ---
  0%   0% 10% 10%
---- ---- --- ---
TIP  LQD VCSH JNK
  0%   5%  0% 10%
---- ---- --- ---
  0%  20%  0% 10%
  0%  10%  0%  0%
---- ---- --- ---
  0%  10%  0%  0%
  0%   5%  0%  5%
---- ---- --- ---
  0%  10%  0%  0%
  0%   0%  5%  0%
---- ---- --- ---
  0%  15% 10%  5%
 10%  15% 10% 10%
---- ---- --- ---
 10%   0% 10% 20%
 10%  10% 10% 20%
---- ---- --- ---
  5%  15% 10% 15%

HYS BKLN PFF EMB
------------ ----
 10%  0% 10%  10%
 10% 10% 10%  10%
---- --- --- ----
  0%  0% 10%  10%
 10%  0% 10%  10%
---- --- --- ----
 10%  0% 10%  10%
 10%  0% 10%  10%
---- --- --- ----
 10%  0% 10%   0%
 10% 10% 10%   0%
---- --- --- ----
 10% 10% 10%  10%
 10% 10%  5%   0%
---- --- --- ----
 10% 10%  5%   0%
  0%  0%  0%  10%
---- --- --- ----
HYS BKLN PFF EMB
  0%  5%  0%   0%
---- --- --- ----
  0%  0%  0%   0%
  0%  0%  0%  10%
---- --- --- ----
  0%  0%  0%  10%
  0%  0%  0%  10%
---- --- --- ----
  0%  0% 10%   0%
 10%  5% 10%   0%
---- --- --- ----
 10% 10% 10%   0%
 10% 10% 10%   0%
---- --- --- ----
 10% 10%  0%   0%
 10% 10%  0%   0%
---- --- --- ----
 10% 10% 10%   0%
---- --- --- ----
HYS BKLN PFF EMB
 10% 10% 10%  10%
---- --- --- ----
 10%  0% 10%  10%
 10%  0%  5%  10%
---- --- --- ----
 10%  0%  5%  10%
 10%  0%  0%  10%
---- --- --- ----
 10%  0%  0%  10%
 10% 10% 10%   0%
---- --- --- ----
 10% 10% 10%  10%
 10% 10% 10%   5%
---- --- --- ----
 10% 10% 10%   0%
 10% 10%  0%  10%
---- --- --- ----
 10% 10%  5%  10%

VNQ  GDX MLPI DBC
---- ------------
  0%   0% 10% 10%
  0%  15%  0%  0%
---- ---- --- ---
  0%  10%  0%  0%
 10%   0%  0%  0%
---- ---- --- ---
 10%   0%  0%  0%
 10%   0%  0%  0%
---- ---- --- ---
 10%   0%  0%  0%
 10%   0% 10%  0%
---- ---- --- ---
  5%   0% 10%  0%
  0%   0% 10%  0%
---- ---- --- ---
  0%   0% 10%  0%
  0%   0%  5%  0%
---- ---- --- ---
VNQ  GDX MLPI DBC
  0%   0% 10%  0%
---- ---- --- ---
  0%   0%  0%  0%
  0%   0%  0%  0%
---- ---- --- ---
  0%   0%  0%  0%
 10%   0%  0% 10%
---- ---- --- ---
 10%   0%  0% 10%
 10%   0%  0% 10%
---- ---- --- ---
  0%   0% 10% 10%
  0%   0% 10% 10%
---- ---- --- ---
  0%   0% 10% 10%
  0%   0% 10% 10%
---- ---- --- ---
  0%   0% 10%  5%
---- ---- --- ---
VNQ  GDX MLPI DBC
  0%   0% 10%  0%
---- ---- --- ---
  0%   0% 10%  0%
  5%   0% 10%  0%
---- ---- --- ---
  5%   0% 10%  0%
 10%   0% 10%  0%
---- ---- --- ---
 10%   0% 10%  0%
  5%   0% 10%  0%
---- ---- --- ---
 10%   0% 10%  0%
 10%   0% 10%  0%
---- ---- --- ---
  5%   0% 10%  0%
  0%   0% 10%  0%
---- ---- --- ---
  0%   0% 10%  0%

IAU  Cash
---- -----
  0%    0%
  0%    0%
---- -----
  5%    0%
  0%    0%
---- -----
  0%    0%
  0%    0%
---- -----
  0%    0%
  0%    0%
---- -----
  0%    0%
  0%    0%
---- -----
  0%   15%
  0%   40%
---- -----
IAU  Cash
  5%   50%
---- -----
 10%   25%
  0%   35%
---- -----
 10%   20%
 10%    0%
---- -----
 10%    0%
  5%    0%
---- -----
 10%   15%
  0%   25%
---- -----
  0%   15%
  0%   10%
---- -----
 10%   10%
---- -----
IAU  Cash
  0%    0%
---- -----
  5%    0%
 10%    0%
---- -----
 10%    0%
 10%    0%
---- -----
 10%    0%
  0%    0%
---- -----
  0%    0%
  0%    0%
---- -----
  0%    0%
 10%    0%
---- -----
  5%    0%

H I S T O R I C A L
E R ) W E I G H T I N G S
( N E T
I N D E X
5 H I S T O R I C A L
D S
P L U S B A C K - T E S T E D
E F F I C I E N T E
J P M O R G A N H Y P O T H E T I C A L
and

Please see the Glossary on the last page for definitions related to the exchange traded constituent tickers. Please see key risks on the last page for additional information.
Source: J.P. Morgan. The levels of the Index reflect the performance of the index components above a cash index and incorporate a fee of 0.85% per annum.
Hypothetical Historical weightings: Represents the monthly allocations to each exchange traded constituent in the Index based on the hypothetical historical allocations of
the exchange traded constituents to the Index from January 1, 2010 to December 31, 2012. Past allocations to exchange traded constituents are not indicative of actual
weights that would be assigned to the exchange traded constituents during the term of your investment.

[GRAPHIC OMITTED]

JPMorgan Efficiente Plus DS 5 Index (Net ER) Hypothetical
Back-Tested Historical Weightings

J.P. Morgan Efficiente Plus DS 5 Index (Net ER) (the
"Index") Weightings -- Nov 2007 to Dec 2009

2009      VOO  VB   VEA
--------- ---- ---- ----
December    0%   0%   0%
November    0%   0%   0%
--------- ---- ---- ----
October     0%   0%   0%
September   0%   0%   0%
--------- ---- ---- ----
August      0%   0%   0%
July        0%   0%   0%
--------- ---- ---- ----
June        0%   0%   0%
May         0%   0%   0%
--------- ---- ---- ----
April       0%   0%   0%
March       0%   0%   0%
--------- ---- ---- ----
February    0%   0%   0%
January     5%   0%   0%
--------- ---- ---- ----
2008      VOO  VB   VEA
December    0%   5%   0%
--------- ---- ---- ----
November    0%   0%   0%
October     0%   0%   0%
--------- ---- ---- ----
September   0%  10%   0%
August      0%   5%   0%
--------- ---- ---- ----
July        0%   0%   0%
June        0%   0%   0%
--------- ---- ---- ----
May         0%   0%   0%
April       0%   0%   0%
--------- ---- ---- ----
March       0%   0%   0%
February    0%   0%   0%
--------- ---- ---- ----
January     0%   0%   0%
--------- ---- ---- ----
2007      VOO  VB   VEA
December    0%   0%   0%
--------- ---- ---- ----
November    0%   0%   0%

SCZ  VWO   TLT  IEF
---- ----- ---- ----
  5%    0%   5%   0%
  5%    0%   0%   0%
---- ----- ---- ----
 10%    0%   0%   0%
  5%    0%   0%   5%
---- ----- ---- ----
  5%    5%   0%   0%
  0%    5%   0%   0%
---- ----- ---- ----
  0%    0%   0%   0%
  0%    0%   0%  10%
---- ----- ---- ----
  0%    0%   5%  20%
  0%    0%   5%  20%
---- ----- ---- ----
  0%    0%  10%  15%
  0%    0%  20%   5%
---- ----- ---- ----
SCZ  VWO   TLT  IEF
  0%    0%  20%  10%
---- ----- ---- ----
  0%    0%  20%   5%
  0%    0%  20%  10%
---- ----- ---- ----
  0%    0%  20%   0%
  0%    0%   0%   0%
---- ----- ---- ----
  0%    0%   0%  10%
  0%    0%   0%   0%
---- ----- ---- ----
  0%    0%  10%  20%
  0%    0%   5%  20%
---- ----- ---- ----
  0%    5%  10%  20%
  0%    0%  15%  20%
---- ----- ---- ----
  0%    5%  20%  20%
---- ----- ---- ----
SCZ  VWO   TLT  IEF
  0%   10%  20%  20%
---- ----- ---- ----
  0%   15%  10%  20%

TIP  LQD  VCSH  JNK
---- ---- ----- ----
  5%  20%   10%   5%
 10%  20%   10%   5%
---- ---- ----- ----
  0%  20%   10%   5%
  0%   0%   10%   0%
---- ---- ----- ----
  5%   0%   10%   5%
 10%   0%   10%   0%
---- ---- ----- ----
  0%   0%   10%   5%
  0%  15%   10%   0%
---- ---- ----- ----
  0%   0%    0%   0%
  0%   0%    0%   0%
---- ---- ----- ----
  0%   0%    0%   0%
  0%   0%    0%   0%
---- ---- ----- ----
TIP  LQD  VCSH  JNK
  0%   0%    0%   0%
---- ---- ----- ----
  0%   0%    0%   0%
  0%   0%    0%   0%
---- ---- ----- ----
  0%   0%    0%   0%
 10%   0%    0%   0%
---- ---- ----- ----
 10%   0%    0%   0%
 10%   0%    0%  15%
---- ---- ----- ----
 10%   0%    0%   0%
 10%   0%    5%   0%
---- ---- ----- ----
 10%   0%    5%   0%
 10%   0%    5%   0%
---- ---- ----- ----
 10%   0%    0%   0%
---- ---- ----- ----
TIP  LQD  VCSH  JNK
 10%   0%    0%   0%
---- ---- ----- ----
 10%   0%    0%   0%

HYS  BKLN  PFF  EMB
---- ----- ---- ----
 10%   10%   0%  10%
 10%   10%   5%  10%
---- ----- ---- ----
 10%   10%   5%  10%
 10%   10%  10%   0%
---- ----- ---- ----
 10%   10%   0%  10%
 10%   10%   0%  10%
---- ----- ---- ----
 10%   10%   0%  10%
 10%   10%   0%  10%
---- ----- ---- ----
 10%    5%   0%   0%
 10%    5%   0%   5%
---- ----- ---- ----
 10%    5%   0%   0%
 10%    5%   0%   0%
---- ----- ---- ----
HYS  BKLN  PFF  EMB
 10%    0%   0%   5%
---- ----- ---- ----
 10%   10%   0%   0%
  5%   10%   0%   0%
---- ----- ---- ----
  0%   10%   0%   0%
  0%   10%   0%   0%
---- ----- ---- ----
  0%    0%   0%   0%
  0%    0%   5%   0%
---- ----- ---- ----
  0%    0%   0%   0%
  0%    0%   0%   5%
---- ----- ---- ----
  0%    0%   0%  10%
  0%    0%   0%  10%
---- ----- ---- ----
  0%    0%   0%  10%
---- ----- ---- ----
HYS  BKLN  PFF  EMB
  0%    0%   0%   5%
---- ----- ---- ----
  0%    0%   0%   0%

VNQ  GDX  MLPI  DBC
---- ---- ----- ----
  0%   0%   10%   0%
  0%   0%    5%   0%
---- ---- ----- ----
  0%   0%    0%   0%
  0%   0%    0%   0%
---- ---- ----- ----
  0%   0%    0%   0%
  0%   0%    5%   0%
---- ---- ----- ----
  0%   5%    0%   0%
  0%   0%    0%   0%
---- ---- ----- ----
  0%   0%    5%   0%
  0%   0%    0%   0%
---- ---- ----- ----
  0%   0%    5%   0%
  0%   0%    0%   0%
---- ---- ----- ----
VNQ  GDX  MLPI  DBC
  0%   0%    0%   0%
---- ---- ----- ----
  0%   0%    0%   0%
  0%   0%    0%   0%
---- ---- ----- ----
 10%   0%    0%   0%
 10%   0%    0%  10%
---- ---- ----- ----
 10%   0%    0%  10%
  0%   0%    0%  10%
---- ---- ----- ----
 10%   0%    0%  10%
  0%   0%    0%  10%
---- ---- ----- ----
  0%   0%    0%  10%
  0%   0%    0%  10%
---- ---- ----- ----
  0%   0%    0%  10%
---- ---- ----- ----
VNQ  GDX  MLPI  DBC
  0%   0%    0%   5%
---- ---- ----- ----
  0%   0%    0%  10%

IAU  Cash
---- -----
 10%    0%
  5%    5%
---- -----
  0%   20%
  0%   50%
---- -----
  0%   40%
  5%   35%
---- -----
  5%   45%
 10%   25%
---- -----
  5%   50%
  5%   50%
---- -----
  5%   50%
  5%   50%
---- -----
IAU  Cash
  5%   45%
---- -----
  5%   50%
 10%   45%
---- -----
  0%   50%
  5%   50%
---- -----
 10%   50%
 10%   50%
---- -----
 10%   30%
 10%   35%
---- -----
 10%   20%
 10%   20%
---- -----
 10%   15%
---- -----
IAU  Cash
 10%   20%
---- -----
  0%   35%

H I S T O R I C A L
E R ) W E I G H T I N G S
( N E T
I N D E X
5 H I S T O R I C A L
D S
P L U S B A C K - T E S T E D
E F F I C I E N T E
J P M O R G A N H Y P O T H E T I C A L
and

Please see the Glossary on the last page for definitions
related to the exchange traded constituent tickers. Please
see key risks on the last page for additional information.
Source: J.P. Morgan. The levels of the Index reflect the
performance of the index components above a cash index and
incorporate a fee of 0.85% per annum.

Hypothetical Historical weightings: Represents the monthly
allocations to each exchange traded constituent in the
Index based on the hypothetical historical allocations of
the exchange traded constituents to the Index from October
31, 2007 to December 31, 2009. Past allocations to exchange
traded constituents are not indicative of actual weights
that would be assigned to the exchange traded constituents
during the term of your investment.

[GRAPHIC OMITTED]

JPMORGAN EFFICIENTE PLUS DS 5 INDEX (NET ER) HISTORICAL & HYPOTHETICAL BACK-TESTED HISTORICAL WEIGHTINGS

Glossary	
VOO	Vanguard S&P 500 ETF
VEA	Vanguard FTSE Developed Markets ETF
VWO	Vanguard FTSE Emerging Markets ETF
VB	Vanguard Small-Cap ETF
SCZ	iShares® MSCI EAFE Small-Cap ETF
TLT	iShares® 20+ Year Treasury Bond ETF
IEF	iShares® 7-10 Year Treasury Bond ETF
LQD	iShares® iBoxx $ Investment Grade Corporate Bond ETF
TIP	iShares® TIPS Bond ETF
VCSH	Vanguard Short-Term Corporate Bond ETF

Glossary	
JNK	SPDR® Barclays High Yield Bond ETF
HYS	PIMCO 0-5 Year High Yield Corporate Bond Index ETF
BKLN	PowerShares Senior Loan Portfolio
PFF	iShares® U.S. Preferred Stock ETF
EMB	iShares® J.P. Morgan USD Emerging Markets Bond ETF
GDX	Market Vectors® Gold Miners ETF
VNQ	Vanguard REIT ETF
MLPI	ETRACS Alerian MLP Infrastructure Index ETN
DBC	PowerShares DB Commodity Index Tracking Fund
IAU	iShares® Gold Trust
JPCAUS3M	JPMorgan Cash Index USD 3 Month

Key Risks

- Our affiliate, J.P. Morgan Securities plc, or JPMS plc, is the index calculation agent and may adjust the Index in a way that affects its level. The policies and judgments for which JPMS plc is responsible could have an impact, positive or negative, on the level of the Index and the value of your investment.
- JPMS is under no obligation to consider your interest as an investor with returns linked to the Index.
- The level of the Index will include the deduction of a fee of 0.85% per annum.
- The Index was established on December 31, 2014 and therefore has a limited operating history.
- There are risks associated with a momentum -based investment strategy.
- The Index comprises notional assets and liabilities. There is no actual portfolio of assets to which any person is entitled or in which any person has any ownership interest.
- The Index may not be successful, may not outperform any alternative strategy and may not achieve its target volatility of 5%.
- The Index may be partially uninvested if the cash index is included in the Monthly Reference Portfolio or if the exposure of the Index to the monthly reference portfolio is less than 100% on any day.
- The Index may provide exposure to any Basket Constituent in excess of the weighting constraint specified for that Basket Constituent.
- The investment strategy used to construct the index involves monthly rebalancing and weighting constraints that are applied to the Basket Constituents and daily adjustments to the exposure to the Monthly Reference Portfolio.
- Changes in the values of the Basket Constituents may offset each other.
- The commodity futures contracts underlying the PowerShares DB Commodity Index Tracking Fund are subject to uncertain legal and regulatory regimes.
- CDs linked to the Index may be subject to the credit risk of two issuers since any return on an investment linked to the Index that reflects the performance of the Index is subject to the credit risk of us, as well as UBS AG the issuer of the exchange-traded note that is one of the Basket Constituents.
- The Index should not be compared to any other index or strategy sponsored by any of our affiliates and cannot necessarily be considered a revised, enhanced or modified version of any other J.P. Morgan index.
- An investment linked to the Index is subject to risks associated with non-U.S. securities markets (including emerging markets, and currency exchange risk), small capitalization stocks, preferred stocks, fixed income securities and loans (including interest-rate related risks and credit risk), risks associated with the real estate industry and MLPs, and risks associated with investments in commodity futures contracts and gold.

DISCLAIMER
JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, underlying supplement, the relevant termsheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and termsheet or pricing supplement, if you so request by calling toll-free (800) 576 3529.
Free Writing Prospectus filed pursuant to Rule 433; Registration Statement No. 333-199966

4

J.P.Morgan